UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                     --------------------------------------

                                February 28, 2003
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

           Virginia                       0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

P.O. Box 459
Edinburg, VA                                                        22824
(Address of principal executive office)                           (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 9. Regulation FD Disclosure

                                                         February 28, 2003

NEWS RELEASE

For further information, please contact Laurence F. Paxton at 540-984-5222.

                      SHENTEL ANNOUNCES COMPLETION OF SALE
                        OF CELLULAR PARTNERSHIP INTEREST

      EDINBURG, VA, (February 28, 2003) - Shenandoah Telecommunications Company (Shentel; NASDAQ: SHEN) today announced the completion of the sale by its subsidiary, Shenandoah Mobile Company (SMC), of SMC's general partner interest in the Virginia 10 RSA Limited Partnership to Verizon Wireless. As previously announced, the total purchase price for SMC's general partner interest was approximately $37 million in cash, a portion of which was paid into escrow under the terms of the purchase agreement. Shentel will recognize a taxable gain as a result of the sale.

      "The sale of our partnership interest is an important step in our efforts to focus our wireless efforts on our digital PCS operation. The cash proceeds from the sale provide flexibility in funding other areas of our operations, and the proceeds may also be used to reduce our outstanding debt," said Christopher
E. French, President of Shenandoah Telecommunications Company.

About Shenandoah Telecommunications

      Shenandoah Telecommunications Company is a holding company which provides a broad range of telecommunications services through its operating subsidiaries. The Company celebrated its 100th anniversary of service on June 9, 2002. The Company is traded on the NASDAQ National Market under the symbol "SHEN." The Company's operating subsidiaries provide local telephone, cable, Internet access, interexchange facilities, cellular and PCS services, along with many other associated services, to the Quad State region from Harrisonburg, Virginia to Harrisburg and Altoona, Pennsylvania.

                                                --------------------------------
                                                Laurence F. Paxton
                                                Vice President - Finance

This release contains forward-looking statements that are subject to various risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen factors. A discussion of factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in the Company filings with the SEC. Those factors may include changes in general economic conditions, increases in costs and other competitive factors.

         SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARY COMPANIES

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SHENANDOAH TELECOMMUNICATIONS COMPANY
                                     (Registrant)


February 28, 2003                    /s/LAURENCE F. PAXTON
                                     ---------------------
                                     Laurence F. Paxton
                                     Vice President-Finance